UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2011

CAPITAL BANK CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-30062	56-2101930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

333 Fayetteville Street, Suite 700

Raleigh, North Carolina 27601

(Address of principal executive offices)

 (919) 645-6400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry Into a Material Definitive Agreement.

                On September 1, 2011, Capital Bank Corporation (the “Company”), a corporation organized under the laws of the state of North Carolina, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with North American Financial Holdings, Inc. (“NAFH”), a Delaware corporation and the holder of approximately 82.7% of the Company’s common stock.  The Merger Agreement provides for the merger of the Company with and into NAFH (the “Merger”), with NAFH surviving the Merger.  The board of directors of each of the Company and NAFH have approved the Merger.

                Under the Merger Agreement, at the effective time of the Merger, each share of Company common stock issued and outstanding immediately prior to the completion of the Merger, except for shares for which appraisal rights are properly exercised and except for specified shares of Company common stock held by NAFH or the Company, will be converted into the right to receive 0.1354 of a share of NAFH Class A common stock.

                There is currently no public market for NAFH Class A common stock.  Concurrently with the completion of the Merger, NAFH expects to complete an initial public offering of its Class A common stock (the “Initial Public Offering”).  In connection with the Initial Public Offering, NAFH intends to apply to list its Class A common stock on The Nasdaq Global Select Market.

                Under the Merger Agreement, NAFH may designate the date on which the transaction will become effective at any time following (i) the effectiveness of the registration statement on Form S-4 to be filed by NAFH in connection with the Merger and (ii) the receipt of the approval of the Merger Agreement by the Company’s shareholders.  The Merger Agreement may be terminated at any time prior to the consummation of the Merger by the mutual consent of NAFH and the Company.

                A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Forward Looking Statements

                Information in this Current Report on Form 8-K contains forward-looking statements. Such forward looking statements can be identified by the use of forward looking terminology such as “may,” “will,” “expect,” “anticipate,” “estimate,” “believe,” or “continue,” or the negative thereof or other variations thereof or comparable terminology.  These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, market and economic conditions, the management of our growth, the risks associated with the Company’s loan portfolio and real estate holdings, the inability to comply with the requirements in our informal memorandum of understanding with the FDIC and the North Carolina Office of the Commissioner of Banks, local economic conditions affecting retail and commercial real estate, ability to integrate our new management and directors without encountering potential difficulties, competition within the industry, dependence on key personnel, government legislation and regulation, the risks associated with identification, completion and integration of any future acquisitions, risks related to the Company’s technology and information systems, the fact that the Company has experienced net losses during the last three fiscal years, risks associated with the controlling interest of NAFH in the Company, and risks associated with the limited liquidity of the Company’s common stock and the future listing of NAFH’s securities.  Additional factors that could cause actual results to differ materially are discussed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its other Current Reports on Form 8-K. The Company does not undertake a duty to update any forward-looking statements in this press release.

Additional Information and Where to Find It

                In connection with the proposed transaction between NAFH and the Company, NAFH plans to file with the SEC a registration statement on Form S-4 that will include a prospectus of NAFH that will also constitute a proxy statement of the Company.  NAFH and the Company also plan to file with the SEC other relevant documents in connection with the proposed Merger. The registration statement and the proxy statement/prospectus will contain important information about NAFH, the Company, the proposed Merger and related matters.  Investors are urged to read the registration statement and the proxy statement/prospectus carefully when they are available.  Investors will be able to obtain free copies of the registration statement and the prospectus and other documents filed with the SEC by NAFH and the Company through the web site maintained by the SEC at www.sec.gov.  Investors will be able to obtain free copies of the documents filed with the SEC by NAFH and the Company by contacting Nancy A. Snow, Capital Bank Corp., 333 Fayetteville Street, Suite 700, Raleigh, North Carolina  27601.

Participants in the Solicitation of Proxies

                NAFH and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the proposed Merger. Information regarding NAFH’s directors and executive officers is available in Amendment No. 1 to NAFH’s registration statement on Form S‑1, filed with the SEC on September 2, 2011, and information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC by the Company on April 29, 2011.  Other information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company shareholders in connection with the proposed merger will be set forth in the proxy statement/prospectus described above when it is filed with the SEC. You can obtain free copies of these documents free of charge using the contact information above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of September 1, 2011, by and between North American Financial Holdings, Inc. and Capital Bank Corporation.

Signatures

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK CORPORATION
Date: September 6, 2011	By:	/s/ Christopher G. Marshall
Christopher G. Marshall
Chief Financial Officer